[EXECUTION COPY]

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”) dated as of January 23, 2007, is by and among (i) ALBEMARLE MARITIME CORP., ARDEN MARITIME CORP., ASIA-AMERICA OCEAN CARRIERS LTD., BIRNAM MARITIME CORP., BRISTOL MARITIME CORP., CHESTER SHIPPING CORP., DARBY NAVIGATION CORP., DOVER MARITIME CORP., FRANKFORT MARITIME CORP., GLENWOOD MARITIME CORP., HANSEN SHIPPING CORP., HENLEY MARITIME CORP., HUDSON MARITIME CORP., KENSINGTON SHIPPING CORP., NEWKIRK NAVIGATION CORP., OLDCASTLE SHIPPING CORP., RECTOR SHIPPING CORP., REMSEN NAVIGATION CORP., SHEFFIELD MARITIME CORP., SHERMAN MARITIME CORP., STERLING SHIPPING CORP., STRATFORD SHIPPING CORP., VERNON MARITIME CORP. and WINDSOR MARITIME CORP., each a corporation organized under the laws of the Republic of the Marshall Islands (collectively, the “Borrowers” and, each individually, a “Borrower”), (ii) EXETER SHIPPING CORP., a corporation organized under the laws of the Republic of the Marshall Islands (the “New Borrower”), (iii) TBS INTERNATIONAL LIMITED, a corporation formed under the laws of Bermuda (“Holdings”), (iv) TBS SHIPPING SERVICES INC., a New York corporation, as administrative borrower (the “Administrative Borrower”), (v) each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), and (vi) BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer.

WHEREAS, the Borrowers, Holdings, the Administrative Borrower, the Lenders and theAdministrative Agent are parties to that certain Credit Agreement dated as of July 31, 2006 (as amended and in effect from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed, upon certain terms and conditions, to make loans and otherwise extend credit to the Borrowers;

WHEREAS, the Administrative Borrower has requested, and the Administrative Agent and the Lenders have agreed, on the terms and conditions set forth herein, that New Borrower shall become a “Borrower” under the Credit Agreement on the Amendment No. 1 Effectiveness Date (as hereinafter defined);

WHEREAS, the Borrowers, Holdings, the Lenders and the Administrative Agent have agreed, on the terms and conditions set forth herein, to amend certain provisions of the Credit Agreement; and

WHEREAS, capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the New Borrower, the Lenders and the Administrative Agent hereby agree as follows:

§1. Amendments to Section 1.01 of the Credit Agreement.

(a)	Section 1.01 of the Credit Agreement is hereby amended by adding the following new defined terms in the appropriate alphabetical order:

“Amendment No. 1” means Amendment No. 1 to Credit Agreement, dated as of January 23, 2007, among the Borrowers, Exeter Shipping Corp., as a new Borrower, Holdings, the Administrative Borrower, the Lenders and the Administrative Agent.

“Amendment No. 1 Effective Date” means the date on which the conditions precedent to Amendment No. 1 have been satisfied.

“Original Term Loan” has the meaning specified in the definition of “Term Facility”.

“Term Loan Increase” has the meaning specified in the definition of “Term Facility”.

(b)  Section 1.01 of the Credit Agreement is hereby amended by deleting the definitions of “Applicable Percentage” and “Term Facility” in their entirety and substituting therefor the following new definitions in the appropriate alphabetical order:

“Applicable Percentage” means (a) in respect of the Term Facility, with respect to any Term Lender at any time, the percentage (carried out to the ninth decimal place) of the Term Facility (whether the Original Term Loan or the Term Loan Increase) represented by (i) on or prior to the Closing Date, such Term Lender’s Term Commitment to make the Original Term Loan at such time, (ii) on the Amendment No. 1 Effective Date, such Term Lender’s Term Commitment to make the Term Loan Increase at such time and (iii) thereafter, the principal amount of such Term Lender’s Term Loans at such time, and (b) in respect of the Revolving Credit Facility, with respect to any Revolving Credit Lender at any time, the percentage (carried out to the ninth decimal place) of the Revolving Credit Facility represented by such Revolving Credit Lender’s Revolving Credit Commitment at such time. If the commitment of each Revolving Credit Lender to make Revolving Credit Loans and the obligation of the L/C Issuer to make L/C Credit Extensions have been terminated pursuant to Section 8.02, or if the Revolving Credit Commitments have expired, then the Applicable Percentage of each Revolving Credit Lender in respect of the Revolving Credit Facility shall be determined based on the Applicable Percentage of such Revolving Credit Lender in respect of the Revolving Credit Facility most recently in effect, giving effect to any subsequent assignments. The initial Applicable Percentage of each Lender in respect of each Facility is set forth opposite the name of such Lender on Schedule 2.01(a) or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable.

“Term Facility” means, at any time, (a) the Term Loan advanced to the Borrowers on the Closing Date in the original principal amount of $75,000,000 pursuant to Section 2.01(a) (the “Original Term Loan”), (b) the Term Loan advanced to the Borrowers on the Amendment No. 1 Effective Date in the original principal amount of $5,000,000 pursuant to Section 2.01(a) (the “Term Loan Increase”) and (c) thereafter, the aggregate principal amount of the Term Loans of all Term Lenders outstanding at such time.

§2.  Amendment to Section 2.01 of the Credit Agreement. Section 2.01(a) of the
Credit Agreement is hereby amended by deleting the first sentence therein and substituting therefore the following new sentence: “Subject to the terms and conditions set forth herein, each Term Lender severally agrees to make a single loan to the Borrowers on the Closing Date in an amount not to exceed such Term Lender’s Applicable Percentage of the Original Term Loan; and in addition, each Term Lender severally agrees to make an additional loan to the Borrowers on the Amendment No. 1 Effective Date in an amount not to exceed such Term Lender’s Applicable
Percentage of the Term Loan Increase.”

§3.  Amendment to Section 2.07 of the Credit Agreement. Section 2.07(a) of the Credit Agreement is hereby amended by deleting the table set forth therein in its entirety and substituting therefor the following new table:

Date	Amount
March 31, 2007	$5,044,642.85
June 30, 2007	$5,044,642.85
September 30, 2007	$5,044,642.85
December 31, 2007	$5,044,642.85
March 31, 2008	$5,044,642.85
June 30, 2008	$5,044,642.85
September 30, 2008	$5,044,642.85
December 31, 2008	$5,044,642.85
March 31, 2009	$5,044,642.85
June 30, 2009	$5,044,642.85
September 30, 2009	$5,044,642.85
December 31, 2009	$5,044,642.85
March 31, 2010	$5,044,642.85
June 30, 2010	$5,044,642.95

§4.  Amendment to Schedule 2.01(a). Schedule 2.01(a) to the Credit Agreement is hereby amended and restated in its entirety by Schedule 2.01(a) attached hereto as Exhibit A.

§5.  Limited Consent and Acknowledgments.

(a)  (i) Notwithstanding the notice requirements set forth in Section 2.14 of the Credit Agreement, the Administrative Agent and the Lenders hereby consent, on a one-time basis, to the designation of Exeter Shipping Corp. as a Borrower under the Credit Agreement, such designation to be effective on the Amendment No. 1 Effective Date. The foregoing limited consent and acknowledgment does not establish a custom, course of dealing or conduct among the Administrative Agent, the Lenders, the Borrowers or any other Loan Party.

(ii) New Borrower hereby acknowledges and agrees, as of the Amendment No. 1 Effective Date, to be bound as a Borrower by all of the terms and conditions of the Credit Agreement with the same full force and effect and to the same extent as each of the other Borrowers. New Borrower further agrees, as of the Amendment No. 1 Effective Date, that each reference in the Credit Agreement or in any of the other Loan Documents to a “Borrower” shall also mean and be a reference to New Borrower.

(b)  Notwithstanding Section 7.15 of the Credit Agreement to the contrary, the Administrative Agent and the Lenders hereby consent, on a one-time basis, to the amendment of the Organization Documents of TBS Logistics, Ltd. for the sole purpose of changing such entity’s name from TBS Logistics, Ltd. to Mercury Marine Ltd. Promptly upon the effectiveness of such name change, the Administrative Borrower shall deliver to the Administrative Agent evidence of such name change. The foregoing limited consent and acknowledgment does not establish a custom, course of dealing or conduct among the Administrative Agent, the Lenders, the Borrowers or any other Loan Party.

§6.  Representations and Warranties. Holdings and the Borrowers (including, for the avoidance of doubt, New Borrower) hereby represent and warrant to the Administrative Agent as follows:

    6.1  Representation and Warranties in the Credit Agreement. The representations and warranties of Holdings and the Borrowers (including, for the avoidance of doubt, New Borrower) contained in the Credit Agreement were true and correct in all material respects as of the date when made and continue to be true and correct in all material respects on the date hereof except for (a) representations or warranties which expressly relate to an earlier date in which case such representations and warranties shall be true and correct, in all material respects, as of such earlier date, or (b) representations or warranties which are no longer true as a result of a transaction expressly permitted by the Credit Agreement.

    6.2  Ratification, Etc. Except as expressly amended hereby, the Credit Agreement is hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement shall, together with this Amendment, be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument shall hereafter refer to the Credit Agreement as amended hereby.

    6.3  Authority, Etc. The execution and delivery by Holdings and the Borrowers (including, for the avoidance of doubt, New Borrower) of this Amendment and the performance by Holdings and the Borrowers of all of its agreements and obligations under the Credit Agreement, as amended hereby, are within Holdings and each Borrower’s corporate authority and have been duly authorized by all necessary corporate action on the part of Holdings and such Borrower.

    6.4  Enforceability. This Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of Holdings and the Borrowers (including, for the avoidance of doubt, New Borrower) and are enforceable against Holdings and the Borrowers in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of, creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding may be brought.

§7.  Effectiveness of Amendment. The provisions of this Amendment shall become effective as of the date first set forth above upon the satisfaction of each of the following conditions, in each case in a manner and in form and substance satisfactory to the Administrative Agent (unless otherwise agreed to in writing by the Administrative Agent):

(a)  This Amendment shall have been duly executed and delivered by each of the Borrowers, New Borrower, Holdings, the Administrative Borrower, the Guarantors, the Administrative Agent and the Required Lenders and shall be in full force and effect; and

(b)  The Administrative Agent shall have received signed original Officer’s Certificates, certified by a duly authorized officer of each Borrower and each Guarantor to be true and complete, (a) of the records of all corporate (or other) action taken by such Borrower or such Guarantor to authorize (i) such Borrower’s or such Guarantor’s execution and delivery of this Amendment, and (ii) such Borrower’s and such Guarantor’s entry into and carrying out the terms of this Amendment and the Credit Agreement, as amended hereby, and (b) of the Organization Documents; and

(c)  The Administrative Agent shall have received a favorable legal opinion, addressed to the Administrative Agent and the other Secured Parties, of counsel to the Loan Parties, as to matters requested by the Administrative Agent; and

(d)  Each Lender requesting a new Note shall have received a duly executed Note; and

(e)  The Administrative Agent shall have received, in respect of Exeter Shipping Corp., (i) a duly executed and duly notarized signature page to the security agreement and pledge agreement, (ii) a duly executed Multi-Party Agreement, together with executed power of attorney, notices and other documents set forth therein, Earnings Assignment, together with an executed notice of assignment, Insurance Assignment, together with a fully executed master notice of assignment, Approved Managers Undertaking, Philippine Assignment, and such other Collateral Documents as requested by the Administrative Agent, each in form and substance satisfactory to the Administrative Agent, (iii) a signed original Officer’s Certificate, certified by a duly authorized officer of such Person, to be true and complete, of the resolutions and other actions, incumbency certificates and/or other certificates of Responsible Officer of such Subsidiary as the Administrative Agent may request to evidence the identify, authority and capacity of such Responsible Officer and of such Person’s Organization Documents, (iv) a favorable opinion, addressed to the Administrative Agent and the other Secured Parties, of Cardillo & Corbett, counsel to the Loan Parties, as to matters requested by the Administrative Agent, (v) evidence of insurance required to be maintained pursuant to the Loan Documents, (vi) a Borrowing Base Certificate, duly executed by the Administrative Borrower, and (vii) such other documentation and information required under Section 2.14 and Section 6.12 of the Credit Agreement; and

(f)  The Administrative Agent shall have received, in respect of the Alabama Belle, the information and documentation required by Section 6.12 of the Credit Agreement, each in form and substance satisfactory to the Administrative Agent, including, without limitation, evidence of recording a Preferred Vessel Mortgage in respect of the Alabama Belle and the other Vessel Collateral Documents and a favorable opinion, addressed to the Administrative Agent and the other Secured Parties, of counsel for the Loan Parties acceptable to the Administrative Agent, as to the due authorization, execution and delivery of such documentation and enforceability thereof against Exeter Shipping Corp. and the other Loan Parties and such other matters reasonably requested by the Administrative Agent; and

(g)  The Administrative Agent shall have received, in respect of each existing Preferred Vessel Mortgage, (i) an amendment to each such Preferred Vessel Mortgage, each such amendment to be in form and substance satisfactory to the Administrative Agent, (ii) and a favorable opinion, addressed to the Administrative Agent and the other Secured Parties, of counsel for the Loan Parties acceptable to the Administrative Agent, as to the due authorization, execution and delivery of such documentation and enforceability thereof against the applicable Loan Parties and (iii) evidence of filing of each such amendment with the appropriate Governmental Authorities in the Administrative Agent sole determination; and

(h)  The Borrowers shall have paid all fees set forth in the Amended and Restated Fee Letter, dated as of January 9, 2007, to the Administrative Agent for its own account and for the account of the Lenders as provided therein; and

(i)  The Borrowers shall have paid all reasonable unpaid fees and expenses of the Administrative Agent’s counsel, Bingham McCutchen LLP, to the extent that copies of invoices for such fees and expenses have been delivered to the Borrowers; and

(j)  The Administrative Agent shall have received such other items, documents, agreements or actions as the Administrative Agent may reasonably request in order to effectuate the transactions contemplated hereby.

§8.  No Other Amendments. Except as expressly provided in this Amendment, all of the terms and conditions of the Credit Agreement remain in full force and effect.

§9.  Execution in Counterparts. This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

§10.  Expenses. Pursuant to 11.04 of the Credit Agreement, all costs and expenses incurred or sustained by the Administrative Agent in connection with this Amendment, including the fees and disbursements of legal counsel for the Administrative Agent in producing, reproducing and negotiating the Amendment, will be for the account of the Borrowers whether or not the transactions contemplated by this Amendment are consummated.

§11. Miscellaneous. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW (OTHER THAN THE NEW YORK GENERAL OBLIGATIONS LAW §5-1401). The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

The Borrowers:

ALBEMARLE MARITIME CORP.
ARDEN MARITIME CORP.
ASIA-AMERICA OCEAN CARRIERS LTD.
BIRNAM MARITIME CORP.
BRISTOL MARITIME CORP.
CHESTER SHIPPING CORP.
DARBY NAVIGATION CORP.
DOVER MARITIME CORP.
FRANKFORT MARITIME CORP.
GLENWOOD MARITIME CORP.
HANSEN SHIPPING CORP.
HENLEY MARITIME CORP.
HUDSON MARITIME CORP.
KENSINGTON SHIPPING CORP.
NEWKIRK NAVIGATION CORP.
OLDCASTLE SHIPPING CORP.
RECTOR SHIPPING CORP.
REMSEN NAVIGATION CORP.
SHEFFIELD MARITIME CORP.
SHERMAN MARITIME CORP.
STERLING SHIPPING CORP.
STRATFORD SHIPPING CORP.
VERNON MARITIME CORP.
WINDSOR MARITIME CORP.

By: /s/ Tara DeMakes
Name: Tara DeMakes
Title: Attorney-in-Fact

New Borrower:

EXETER SHIPPING CORP.

By: /s/ Tara DeMakes
Name: Tara DeMakes
Title: Attorney-in-Fact

Holding:

TBS INTERNATIONAL LIMITED

By: /s/ Tara DeMakes
Name: Tara DeMakes
Title: Attorney-in-Fact

The Administrative Borrower:

TBS SHIPPING SERVICES INC.

By: /s/ Tara DeMakes
Name: Tara DeMakes
Title: Secretary

The Administrative Agent:

BANK OF AMERICA, N.A.

By: /s/ Sharon D. Turner
Name: Sharon D. Turner
Title: Agency Management

The Lenders:

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By: /s/ Judith A. Huckins
Name: Judith A. Huckins
Title: Vice President

CITIBANK, N.A., as Syndication Agent and a Lender

By: /s/ William McAndersen
Name: William McAndersen
Title: Senior Vice President

KEYBANK, N.A., as a Lender

By: /s/ Steven V. Vitale
Name: Steven V. Vitale
Title: Director

LASALLE BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Gregory T Gaschler
Name: Gregory T Gaschler
Title: Senior Vice President

NORTH FORK BUSINESS CAPITAL CORPORATION, as a Lender

By: /s/ Robert R. Wallace
Name: Robert R. Wallace
Title: Vice President

WEBSTER BANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Barbara A. Keegan
Name: Barbara A. Keegan
Title: Senior Vice President

WESTLB AG, NEW YORK BRANCH, as Documentation Agent and Lender

By: /s/ Christian Wulf
Name: Christian Wulf
Title: Director

By: /s/ Daniel Hitchcock
Name: Daniel Hitchcock
Title: Executive Director

GUARANTORS’ ACKNOWLEDGMENT

Each of the undersigned Guarantors hereby (a) acknowledges and consents to the foregoing Amendment and the Borrowers’ execution thereof; (b) ratifies and confirms all of their respective obligations and liabilities under the Loan Documents to which any of them is a party and ratifies and confirms that such obligations and liabilities extend to and continue in effect with respect to, and continue to guarantee and secure, as applicable, the Obligations of the Borrowers under the Credit Agreement as amended; (c) acknowledge and confirm that the liens and security interests granted pursuant to the Loan Documents are and continue to be valid and perfected first priority liens and security interests (subject only to Permitted Encumbrances) that secure all of the Obligations on and after the date hereof; (d) acknowledges and agrees that, as of the date hereof, such Guarantor does not have any claim or cause of action against the Administrative Agent or any Lender (or any of its respective directors, officers, employees or agents); and (e) acknowledges, affirms and agrees that, as of the date hereof, such Guarantor does not have any defense, claim, cause of action, counterclaim, offset or right of recoupment of any kind or nature against any of their respective obligations, indebtedness or liabilities to any Administrative Agent or any Lender.
The Guarantors:

TBS U.S. ENTERPRISES LLC

By: TBS SHIPPING SERVICES INC., its sole member
           By: /s/ Tara DeMakes
       Name: Tara DeMakes
       Title: Secretary

TBS ENERGY LOGISTICS L.P.

By: TBS U.S. ENTERPRISES LLC, its general partner

By: TBS SHIPPING SERVICES INC., its sole member
             By: /s/ Tara DeMakes
         Name: Tara DeMakes
         Title: Secretary
:

The Guarantors:

ROYMAR SHIP MANAGEMENT, INC.
TBS SHIPPING SERVICES INC.
AZALEA SHIPPING & CHARTERING, INC.
COMPASS CHARTERING CORP.

By: /s/ Tara DeMakes
Name: Tara DeMakes
Title: Secretary

WESTBROOK HOLDINGS LTD.
TRANSWORLD CARGO CARRIERS, S.A.
TBS LOGISTICS LTD.
TBS WORLDWIDE SERVICES INC.
LEAF SHIPPING CORP.
PACIFIC RIM SHIPPING CORP.
TBS AFRICAN VENTURES LIMITED
TBS EUROLINES, LTD.
TBS LATIN AMERICA LINER, LTD.
TBS MIDDLE EAST CARRIERS, LTD.
TBS NORTH AMERICA LINER LTD.
TBS OCEAN CARRIERS, LTD.
TBS PACIFIC LINER, LTD.

By: /s/ Tara DeMakes
Name: Tara DeMakes
Title: Attorney-in-Fact

EXHIBIT A

SCHEDULE 2.01(a)

COMMITMENTS

AND APPLICABLE PERCENTAGES

Lender	Term Commitment of Original Term Loan as of the Closing Date	Revolving Credit Commitment as of the Closing Date	Term Applicable Percentage of Original Term Loan as of the Closing Date	Revolving Credit Applicable Percentage as of the Closing Date
Bank of America, N.A.	$13,393,000	$11,607,000	17.857333333%	17.856923077%
Citibank, N.A.	$13,393,000	$11,607,000	17.857333333%	17.856923077%
WestLB AG, New York Branch	$13,393,000	$11,607,000	17.857333333%	17.856923077%
KeyBank, N.A.	$10,714,000	$9,286,000	14.285333333%	14.286153846%
LaSalle Bank, National Association	$10,714,000	$9,286,000	14.285333333%	14.286153846%
North Fork Business Capital Corporation	$8,036,000	$6,964,000	10.714666667%	10.713846154%
Webster Bank National Association	$5,357,000	$4,643,000	7.142666667%	7.143076923%
Total	$75,000,000	$65,000,000	100.000000000%	100.000000000%

Lender	Term Commitment of Term Loan Increase as of Amendment No. 1 Effective Date	Term Applicable Percentage of Term Loan Increase as of Amendment No. 1 Effective Date
Bank of America, N.A.	$1,125,000	22.500000000%
Citibank, N.A.	$1, 125,000	22.500000000%
WestLB AG, New York Branch	$1, 125,000	22.500000000%
KeyBank, N.A.	$625,000	12.500000000%
LaSalle Bank, National Association	$750,000	15.000000000%
North Fork Business Capital Corporation	$250,000	5.000000000%
Webster Bank National Association	$0	0.000000000%
Total	$5,000,000	100.000000000%

As of the Amendment No. 1 Effective Date

Lender	Term Commitment Term Loans (including the Original Term Loan and the Term Loan Increase) as of Amendment No. 1 Effective Date	Revolving Credit Commitment as of Amendment No. 1 Effective Date	Term Applicable Percentage of Term Loans (including the Original Term Loan and the Term Loan Increase) as of Amendment No. 1 Effective Date	Revolving Credit Applicable Percentage as of Amendment No. 1 Effective Date
Bank of America, N.A.	$12,843,875	$14,982,000	18.186017699%	18.727500000%
Citibank, N.A.	$12,843,875	$14,982,000	18.186017699%	18.727500000%
WestLB AG, New York Branch	$12,843,875	$14,982,000	18.186017699%	18.727500000%
KeyBank, N.A.	$9,999,750	$11,161,000	14.158938053%	13.951250000%
LaSalle Bank, National Association	$10,124,750	$11,536,000	14.335929204%	14.420000000%
North Fork Business Capital Corporation	$7,281,500	$7,714,000	10.310088496%	9.642500000%
Webster Bank National Association	$4,687,375	$4,643,000	6.636991150%	5.803750000%
Total	$70,625,000.00	$80,000,000	100.000000000%	100.000000000%